UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2025

HELIX ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41955	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Cormorant Asset Management, LP

200 Clarendon Street, 52nd Floor

Boston, MA 02116

(Address of principal executive offices, including zip code)

(857) 702-0370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	HLXB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On February 28, 2025, Helix Acquisition Corp. II (“Helix II”) and TheRas, Inc. (doing business as BridgeBio Oncology Therapeutics (“BBOT”)), a clinical-stage biopharmaceutical company advancing a next-generation pipeline of novel small molecule therapeutics targeting RAS and PI3Ka malignancies, issued a joint press release announcing the execution of a business combination agreement (the “Business Combination Agreement”) relating to a proposed business combination (the “Business Combination”) among Helix II, BBOT and the other parties thereto. A copy of the press release is furnished hereto as Exhibit 99.1.

In addition, furnished as Exhibit 99.2 hereto is an investor presentation, dated February 2025, that will be used by Helix II and BBOT with respect to the Business Combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SEAC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Helix II intends to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Helix II and a preliminary prospectus with respect to the securities to be offered in the Business Combination. After the Registration Statement is declared effective, Helix II will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of a record date to be established for voting on the Business Combination. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Business Combination and the other matters to be voted upon at the Helix II shareholder meeting. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Helix II and BBOT may also file other documents with the SEC regarding the Business Combination. Helix II’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Helix II, BBOT, and the Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Helix Acquisition Corp. II, c/o Cormorant Asset Management, LP, 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

Participants in Solicitation

Helix II, BBOT, and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Helix II’s shareholders in respect of the Business Combination and the other matters set forth in the Registration Statement. A list of the names of Helix II’s directors and executive officers and a description of their interests in Helix II is available in the sections entitled “Management—Officer and Director Compensation,” “Management—Directors’ Fiduciary Duties and Conflicts of Interest,” and “Principal Shareholders” of Helix II’s Registration Statement on Form S-1, as amended from time to time, which was filed with the SEC and declared effective on February 8, 2024 and is available free of charge at the SEC’s website located at www.sec.gov, at the following URL: https://www.sec.gov/Archives/edgar/data/1869105/000121390024010676/fs12024a2_helixacq2.htm or by directing a request to Helix Acquisition Corp. II, c/o Cormorant Asset Management, LP, 200 Clarendon Street, 52nd Floor, Boston, MA 02116. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Business Combination when it becomes available.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of BBOT’s product candidates; the size and growth potential of the markets for BBOT’s product candidates; the therapeutic and curative potential of BBOT’s product candidates; financing and other business milestones; potential benefits of the Business Combination; and expectations relating to the Business Combination, including the proceeds of the Business Combination and BBOT’s expected cash runway. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of BBOT’s and Helix II’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of BBOT and Helix II. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely enter into definitive agreements with respect to the Business Combination or consummate the Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the Business Combination, or the risk that the approval of the shareholders of Helix II is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to BBOT and the combined company; risks related to the approval of BBOT’s product candidates and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions; the effects of competition on BBOT’s future business; the amount of redemption requests made by Helix II’s public shareholders; and those factors discussed in documents Helix II has filed or will file with the SEC. Additional risks related to BBOT’s business include, but are not limited to: uncertainty regarding outcomes of BBOT’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidates; risks associated with BBOT’s efforts to commercialize a product candidates; BBOT’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on BBOT’s business; intellectual property-related claims; BBOT’s ability to attract and retain qualified personnel; and BBOT’s ability to source the raw materials for its product candidates.

If any of these risks materialize or Helix II’s or BBOT’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Helix II or BBOT presently know or that Helix II and BBOT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Helix II’s and BBOT’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K and are qualified in their entirety by reference to the cautionary statements herein. Helix II and BBOT anticipate that subsequent events and developments will cause Helix II’s and BBOT’s assessments to change. These forward-looking statements should not be relied upon as representing Helix II’s and BBOT’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Helix II, BBOT, nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, or an offer to sell, or the solicitation of an offer to buy, any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. Neither the SEC nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Business Combination contemplated hereby or determined that this press release is truthful or complete. Any representation to the contrary is a criminal offense.

Item 9.01 Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 28, 2025.
99.2	Investor Presentation, dated February 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Helix Acquisition Corp.

Date: February 28, 2025	By:	/s/ Bihua Chen
	Name:	Bihua Chen
	Title:	Chief Executive Officer

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